September 9, 2005

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

         Re: The Prudential Discovery Select Group Variable Contract Account
                   File No. 811-08091

         Discovery Select Group Retirement Annuity
                   File No. 333-23271

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2005 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Core Equity and AIM V.I. Premier Equity Portfolios; Credit Suisse Trust Global Small Cap Portfolio; Janus Aspen Series Large Cap Growth and International Growth Portfolios; MFS Emerging Growth Series and MFS Research Series; Premier VIT OpCap Managed and OpCap Small Cap Portfolios, T. Rowe Price Equity Series, Inc. — Equity Income Portfolio; T. Rowe Price International Series — International Stock Portfolio; and portfolios of The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Prudential Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison and Stock Index Portfolios.

1.        Filer/Entity:         AIM Variable Insurance Funds
          Registration No.:     811-07452
          CIK No.:              0000896435
          Accession No.:        0001193125-05-174639
          Date of Filing:       08/25/2005

2.       Filer/Entity           Credit Suisse Trust - Global Small Cap Portfolio
         Registration No.       811-07261
         CIK No.:               0000941568
         Accession No.:         0000891804-05-002644
         Date of Filing:        09/01/2005

3.       Filer/ Entity:         Janus Aspen Series
         Registration No.:      811-07736
         CIK No.                0000906185
         Accession No.:         0001104659-05-041255
         Date of Filing:        08/25/2005

4.       Filer/Entity           MFS Variable Insurance Trust
         Registration No.:      811-08326
         CIK No.                0000918571
         Accession No.:         0000950156-05-000315
         Date of Filing:        08/26/2005

5.       Filer/Entity           Premier VIT
         Registration No.:      811-08512
         CIK No.                0000923185
         Accession No.:         0001104659-05-043142
         Date of Filing:        09/07/2005

6.       Filer/Entity           T. Rowe Price Equity Series, Inc. - Equity Income Portfolio
         Registration No.:      811-07143
         CIK No.:               0000918294
         Accession No.:         0000918294-05-000036
         Date of Filing:        08/29/2005

7.       Filer/Entity           T. Rowe Price International Stock Portfolio
         Registration No.:      811-07145
         CIK No.:               0000918292
         Accession No.:         0000918292-05-0000008
         Date of Filing:        08/26/2005

 8.       Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:      811-03623
         CIK No.                0000711175
         Accession No.:         0001193125-05-178005
         Date of Filing:        08/31/2005

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague

C. Christopher SpragueVice
President and Corporate Counsel